SPRE	SP Funds S&P Global REIT Sharia ETF
listed on NYSE Arca, Inc.
Supplement dated June 17, 2021 to the
Prospectus dated December 27, 2020
Effective immediately, the SP Funds S&P Global REIT Sharia ETF Prospectus is supplemented with the addition of the following language immediately before the section titled “Fund Sponsor” on page 13.
Sharia Advisor
Raqaba LLC has been appointed as the Sharia adviser (the “Sharia Advisor”) to advise ShariaPortfolio with regard to its interpretation of and compliance with Sharia principles. The Sharia Advisor specializes in providing Sharia compliance services to the financial services sector and provides its services in accordance with the collective decisions of Islamic jurisprudence, Islamic financial standards of Accounting and Auditing Organization for Islamic Financial Institutions (AAOIFI) and the Islamic Financial Services Board (IFSB), international financial reporting standards and local regulatory frameworks.
The Sharia Advisor performs annual Sharia audits to assess the Sharia compliance of the Fund. The Sharia Advisor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, the Sharia Advisor is not involved in the maintenance of the Index and does not otherwise act in the capacity of an index provider.

Please retain this Supplement with your Prospectus for future reference.